Exhibit 10.31





                      1982 STOCK OPTION PLAN


                            ARTICLE I

                       PURPOSE OF THE PLAN

     This 1982 Stock Option Plan (this "Plan") is intended to provide a method whereby Employees (as hereinafter defined) of Freeport-McMoRan Inc. (the "Company") and its Subsidiaries (as hereinafter defined) who are largely responsible for their management and growth, and who are making and continue to make substantial contributions to their success, may be encouraged to acquire a proprietary interest in the Company and whereby needed new Employees may be persuaded to accept employment by the Company and its Subsidiaries, and to provide both present and new Employees with greater incentive, encourage their entrance or continuance in the Company's service and promote the interests of the Company and all its stockholders. Accordingly, the Company may from time to time on or before April 18, 1992, in its discretion, grant to such persons as may be selected in the manner hereinafter provided options to purchase shares of Common Stock of the Company ("Common Stock"), and Stock Appreciation Rights or SARs (as hereinafter defined), on the terms and subject to the conditions hereinafter set forth.


                            ARTICLE II

                    ADMINISTRATION OF THE PLAN

     SECTION 1. Subject to the authority as described herein of the Board of Directors of the Company (the "Board"), this Plan shall be administered by a committee (the "Committee") designated by the Board, which shall be composed of at least three members of the Board all of whom are Disinterested Persons (as hereinafter defined). Until otherwise determined by the Board, the Corporate Personnel Committee designated by the Board shall be the Committee under this Plan. The Committee is authorized to interpret this Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem best. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of its members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to any applicable provisions of the Company's By-Laws or of this Plan, all determinations by the Committee or by the Board pursuant to the provisions of this Plan, and all related orders or resolutions of the Committee or the Board, shall be final, conclusive and binding on all persons, including the Company and its stockholders, Employees and optionees.

     SECTION 2. All authority delegated to the Committee pursuant to this Plan, including that referred to in Section 1 of this Article II, may also be exercised by the Board. No action of the Board taken pursuant to the provisions of this Plan shall be effective unless at the time both a majority of the Board and a majority of the directors acting in the matter are Disinterested Persons. In the event of any conflict or inconsistency between determinations, orders, resolutions or other actions of the Committee and the Board taken in connection with this Plan, the actions of the Board shall control.


                           ARTICLE III

                    STOCK SUBJECT TO THE PLAN

     SECTION 1. The shares to be issued or delivered upon exercise of options or rights granted under this Plan shall be made available, at the discretion of the Board, either from the authorized but unissued shares of Common Stock of the Company or from shares of Common Stock reacquired by the Company, including shares purchased by the Company in the open market or otherwise obtained; provided, however, that the Company, at the discretion of the Committee or the Board, may, upon exercise of options or rights granted under this Plan, cause a Subsidiary to deliver shares of Common Stock held by such Subsidiary. Any Subsidiary Equity Securities (as hereinafter defined) distributed pursuant to Section 7 of Article VI of this Plan shall be made available, at the discretion of the Board or the Committee, either directly from the issuer thereof or from the Company's holdings of such Subsidiary Equity Securities purchased by the Company or a Subsidiary in the open market or otherwise obtained.

     SECTION 2.   Subject to the provisions of Section  3 of this
Article III, the aggregate number of shares of Common Stock which may be subject to options or SARs granted at any time under this Plan shall not exceed 7,500,000. If any option or SAR or portion thereof lapses or terminates without the issuance of shares of Common Stock or other consideration in lieu of such shares, the shares of Common Stock subject to such option or SAR shall again be available for grant under the Plan, to the extent of such lapse or termination.

     SECTION 3. In the event of the payment of any dividends payable in Common Stock or in the event of any subdivision or combination of the Common Stock, the number of shares which may be subject to options and SARs under this Plan shall be increased or decreased proportionately, as the case may be, and the number of shares or other amount deliverable upon the exercise thereafter of any option or SAR theretofore granted (whether or not then exercisable) shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase or exercise price. In the event of any other recapitalization or reorganization affecting the Common Stock or in the event of any significant distribution in kind (including, without limitation, a distribution of units representing beneficial interests in any royalty trust with respect to oil and gas or other mineral properties and distributions of equity securities representing interests in Subsidiaries or affiliates of the Company), the number of shares which may be subject to options and SARs under this Plan, and, with the consent of the optionee, the terms of any option or SAR theretofore granted hereunder (whether or not then exercisable), including without limitation the number of shares or other equity securities or any other amounts deliverable upon the exercise of such option or SAR or of any right attached thereto or provided for therein and the exercise price therefor, shall be subject to such adjustment as the Committee or the Board may deem appropriate. In the event the Company is merged or consolidated into or with another corporation, or substantially all of its assets are sold to another corporation, appropriate provisions shall be made for the protection and continuation of any outstanding options and SARs by the substitution, on an equitable basis, of such stock, other securities, cash or combination thereof as shall be appropriate. In the event of (i) a dividend or distribution (other than cash dividends or distributions) with respect to any Subsidiary Equity Securities distributable or payable in the form of cash pursuant to Section 7 of Article VI hereof, (ii) a subdivision or combination of any such Subsidiary Equity Securities, (iii) any recapitalization, reorganization, merger, consolidation, liquidation, or other extraordinary event affecting any such Subsidiary Equity Securities, or (iv) the disposition by the Company and its Subsidiaries of all or substantially all of their holdings of any such Subsidiary Equity Securities, the terms of any option or SAR theretofore granted hereunder (whether or not then exercisable) shall be subject to such adjustment as the Committee or the Board may deem appropriate, including, without limitation, a proportional adjustment in the number of such Subsidiary Equity Securities deliverable upon the exercise of such option or SAR or of any right attached thereto or provided for therein or the substitution, on an equitable basis, of Common Stock, other Subsidiary Equity Securities, or cash or a combination thereof for such Subsidiary Equity Securities.


                            ARTICLE IV

                PURCHASE PRICE OF OPTIONED SHARES

     Unless the Committee or the Board shall fix a greater purchase price, the purchase price per share of Common Stock under each option, and the exercise price of any Stock Appreciation Right, shall be 100% of the Fair Market Value (as hereinafter defined) of a share of Common Stock at the time such option or SAR is granted, but in no case shall such price be less than the par value of the Common Stock.


                            ARTICLE V

                    ELIGIBILITY OF RECIPIENTS

     Options and SARs will be granted only to persons who are Employees of the Company or a Subsidiary or who have agreed in writing to become Employees of the Company or a Subsidiary within not more than 30 days following the date on which the option or SAR is granted. Neither the members of the Committee nor any member of the Board who is not an Employee of the Company or a Subsidiary shall be eligible to receive an option or SAR under this Plan.


                            ARTICLE VI

                    GRANT OF OPTIONS AND SARS

     SECTION 1. Each option granted under this Plan shall constitute either an incentive stock option, intended to qualify under Section 422A of the Internal Revenue Code of 1986 (the "Code"), or a nonqualified stock option, not intended to qualify under said Section 422A, as determined in each case by the Committee or the Board. The aggregate Fair Market Value (determined as of the time the option is granted) of the stock for which any person may be granted incentive stock options in any calendar year prior to 1987 (under all plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000 plus any "unused limit carryover to such year" within the meaning of said Section 422A. With respect to any incentive stock option granted under this Plan after December 31, 1986 and in accordance with procedures to be established by the Committee, the aggregate Fair Market Value (determined as of the time the option is granted) of the stock for which any person may be granted incentive stock options that become exercisable for the first time during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. The instruments evidencing incentive stock options granted under this Plan shall contain such provisions with respect to sequential exercise as may be required by said Section 422A, as in effect from time to time. The Board of Directors shall have the authority to amend any incentive stock option theretofore granted under this Plan, with the consent of the optionee, in a manner that has the intent or effect of causing such incentive stock option to become a nonqualified stock option.

     SECTION 2. The Committee or the Board shall from time to time determine the persons to be granted options and SARs, it being understood that options and SARs may be granted at different times to the same person. In addition, the Committee or the Board shall determine (a) the number of shares subject to each option or SAR, (b) the time or times when the options and SARs will be granted, (c) the purchase price of the shares subject to each option or the exercise price of each SAR, which price shall be not less than the limit specified in Article IV, and (d) the time or times when each option or SAR may be exercised within the limits stated in this Plan, which except as provided in the following sentence shall in no event be less than six months after the date of grant thereof. Notwithstanding the foregoing, all options and SARs granted under this Plan shall become exercisable in their entirety at such time as there shall be a Change in Control (as hereinafter defined) of the Company.

     SECTION 3. All instruments evidencing options and SARs granted under this Plan shall be in such form, which shall be consistent with this Plan and any applicable determinations, orders, resolutions or other actions of the Committee or the Board, as the officers of the Company shall, in their discretion, deem appropriate.

     SECTION 4. If the Committee or the Board shall in its discretion so determine, any nonqualified option granted after April 20, 1987 which does not contain a Stock Appreciation Right may provide that promptly following the last Income Recognition Date (as hereinafter defined) with respect to an exercise of all or any portion of such option the Company shall pay to the holder of such option an amount in cash equal to the Option Gain (as hereinafter defined) multiplied by the Applicable Rate (as hereinafter defined). No cash payment shall be made pursuant to this Section 4 to an optionee who is, on the effective date of such optionee's exercise of an option or part thereof, subject to
Section 16 of the Securities Exchange Act of 1934 with respect to the Company Common Stock covered by such option or any Subsidiary Equity Securities including fractions thereof distributed or paid in the form of cash pursuant to Section 7 of this Article VI in connection with such exercise unless (x) such optionee's exercise shall have been made only during an Election Period (as hereinafter defined), (y) such optionee's exercise shall have occurred following a Change in Control of the Company, or (z) the Committee or the Board otherwise consents.

     SECTION 5. Any option granted under this Plan on or after April 20, 1987 may, if the Committee or the Board shall in its discretion so determine, contain a provision (a "Stock Appreciation Right" or "SAR") that the Company shall, at the election of the holder, purchase all or any part of such option to the extent that such option is exercisable at the date of such election, for an amount (payable in the form of cash, shares of Common Stock or any combination thereof, all as the Committee or the Board shall in its discretion determine) equal to the Stock Appreciation Gain (as hereinafter defined) relating to such option or part thereof so purchased on the date such election shall be made. Such purchase pursuant to the exercise of a Stock Appreciation Right shall not be deemed to be an exercise of such option. The Committee, or the Board, in its discretion may also determine to grant Stock Appreciation Rights not in connection with or in tandem with any option, in which case each such SAR shall represent the right to receive upon exercise, for each share in respect of which the SAR is exercised, an amount in cash equal to the excess of the Fair Market Value of a share of Company Common Stock on the date of exercise over the exercise price of such SAR. No payment shall be made pursuant to this
Section 5 to any such holder who is, on the effective date of such holder's election, subject to Section 16 of the Securities Exchange Act of 1934 with respect to the Company Common Stock covered by such option or SAR or any Subsidiary Equity Securities including fractions thereof, the value of which is included in the payment to be made to the holder pursuant to this Section 5, unless (x) such holder's election shall have been made only during an Election Period, (y) such holder's election shall have occurred following a Change in Control of the Company, or (z) the Committee or the Board otherwise consents.

     SECTION 6. Any option granted under this Plan on or after April 20, 1987 may, if the Committee or the Board shall in its discretion so determine, contain a provision (a "Limited Right") that the Company shall, at the election of the holder (which election may be made only during the period beginning on the first day following the date of expiration of any Offer, as hereinafter defined, and ending on the forty-fifth day following such date), purchase all or any part of such option, for an amount (payable entirely in cash) equal to the sum of (a) the difference between (i) the aggregate Offer Price (as hereinafter defined) of the shares of Common Stock covered by such option or part thereof so purchased on the date such election shall be made and (ii) the aggregate exercise price of such shares so covered plus (b) the Fair Market Value of any Subsidiary Equity Securities including fractions thereof that would have been distributed or paid in the form of cash pursuant to Section 7 of
Article VI hereof had there been an exercise, as of the effective date of such Limited Right exercise, of the number of shares of Company Common Stock covered by such Limited Right exercise, as such fair market values are determined in each case on the date of such exercise. Such purchase pursuant to the exercise of a

Limited  Right shall  not be  deemed  to be  an exercise  of such
option.   Notwithstanding  any other  provision of this  Plan, no
Limited Right may be exercised within six months of the date of its grant.

     SECTION 7. Any option granted under this Plan on or after April 20, 1987 may provide that, upon the exercise of such option or part thereof such optionee will be entitled to receive from the Company any Subsidiary Equity Securities distributed or distributable in respect of the shares of Common Stock covered by such exercise, to which the optionee would have been entitled had such optionee been a holder of record of such covered shares at all times from the date of grant of such option to the date immediately preceding the effective date of such exercise. Any such distribution will be in kind, with cash payment for fractional interests of any Subsidiary Equity Security to be valued in proportion to the Fair Market Value of the respective Subsidiary Equity Security on the date of such exercise. Notwithstanding the foregoing, if the optionee is on the effective date of any such exercise (i) ineligible to own any Subsidiary Equity Securities that would otherwise be distributable to such optionee in accordance with this Section 7 or (ii) subject to Section 16 of the Securities Exchange Act of 1934 with respect to any such Subsidiary Equity Securities that would otherwise be distributable to such optionee in accordance with this Section 7, such optionee shall not receive such Subsidiary Equity Securities in kind but shall be entitled to receive from the Company in cash the Fair Market Value, as of such date, of any such Subsidiary Equity Securities including fractions thereof; provided, however, no cash payment for any Subsidiary Equity Securities including fractions thereof shall be made pursuant to the foregoing clause (i) of this Section 7 to an optionee who is, on the effective date of such optionee's exercise of an option or part thereof, subject to Section 16 of the Securities Exchange Act of 1934 with respect to such Subsidiary Equity Securities or pursuant to the foregoing clause
(ii) of this Section 7 to an optionee unless (x) such optionee's exercise shall have been made only during an Election Period, (y) such optionee's exercise shall have occurred following a Change in Control of the Company, or (z) the Committee or the Board otherwise consents.

     SECTION 8. The authority with respect to the grant of options and SARs and the determination of the provisions thereof contained in Sections 1 and 2 and 4 through 7 of this Article VI may be delegated by the Committee or the Board to one or more officers of the Company, subject to such conditions and limitations as the Committee or the Board may prescribe; provided, however, that no such authority shall be delegated with respect to the grant of options or SARs to any officer or director of the Company or with respect to the determination of any of the provisions thereof.


                           ARTICLE VII

             NON-TRANSFERABILITY OF OPTIONS AND SARS

     No option or SAR granted under this Plan shall be transferable by the holder thereof otherwise than by will or by the laws of descent and distribution, and any such option or SAR shall be exercised during the lifetime of the holder thereof only by such holder or such holder's duly appointed legal representative.


                           ARTICLE VIII

                   EXERCISE OF OPTIONS AND SARS

     SECTION 1. Each incentive stock option granted under this Plan shall terminate not later than the expiration of 10 years from the date on which it was granted. Each nonqualified stock option and each SAR granted under this Plan shall terminate not later than the expiration of 10 years and two days from the date on which it was granted.

     SECTION 2. Except in cases provided for in Article IX hereof, each option and SAR granted under this Plan may be exercised only while the holder is an Employee of the Company or a Subsidiary or provides services to any of the Related Entities.

     SECTION 3. A person electing to exercise an option then exercisable shall give written notice to the Company of such election and of the number of shares of Common Stock such person has elected to purchase, and shall at the time of purchase tender the full purchase price of such shares, which tender shall be made in cash or cash equivalent (which may be such person's personal check) or, if the Committee or the Board so determines either generally or with respect to a specified option or group of options, in shares of Common Stock already owned by such person (which shares shall be valued for such purpose on the basis of their Fair Market Value on the date of exercise), or in any combination thereof. The Company shall have no obligation to deliver shares of Common Stock pursuant to the exercise of any option, or any Subsidiary Equity Securities distributable in connection therewith, in whole or in part, until such payment in full of the purchase price of such shares of Common Stock is received by the Company. No optionee, or legal representative, legatee or distributee of such optionee, shall be or be deemed to be a holder of any shares of Common Stock subject to such option or any Subsidiary Equity Securities distributable in connection therewith, or entitled to any rights of a stockholder of the Company or a Subsidiary in respect of any shares of Common Stock covered by such option or any Subsidiary Equity Securities distributable in connection therewith until such shares of Common Stock have been paid for in full and such shares of Common Stock and such Subsidiary Equity Securities have been issued or delivered by the Company. A person electing to exercise a Stock Appreciation Right or Limited Right then exercisable shall give written notice to the Company of such election and of the number of shares of Common Stock covered by the option or SAR or part thereof which is to be purchased by the Company or otherwise exercised.

     SECTION 4. Each option and SAR shall be subject to the requirement that if at any time the Board shall in its discretion determine that the listing, registration or qualification of the shares of Common Stock subject to such option, or the Subsidiary Equity Securities distributable in connection therewith, upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or SAR or the issue or purchase of shares thereunder or the distribution of Subsidiary Equity Securities with respect thereto, such option or SAR may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to the Board.

     SECTION 5. The Company may establish appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of options or rights under this Plan, and to ensure that the Company receives prompt advice concerning the occurrence of any event which may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or which may make available to the Company any tax deduction resulting from the occurrence of such event.


                            ARTICLE IX

                    TERMINATION OF EMPLOYMENT

     SECTION 1. If and when the Termination of Employment of an optionee shall occur for any reason other than death, retirement under the Company's Retirement Plan, or retirement with the consent of the Company outside the Company's Retirement Plan, all of the optionee's options and SARs shall be terminated except that (a) any option to the extent then exercisable, or (b) any

Stock Appreciation Right or Limited Right to the extent then exercisable, may be exercised within three months after such Termination of Employment, but in either case not later than the termination date of the option or SAR or in the case of a Limited Right not later than the expiration date of such Right.

     SECTION 2. If and when the Termination of Employment of an optionee shall occur by reason of the optionee's early, normal or deferred retirement under the Company's Retirement Plan or retirement with the consent of the Company outside the Company's Retirement Plan, all of the optionee's options shall be terminated except that (a) any Stock Appreciation Right in tandem with an option or Limited Right to the extent then exercisable or exercisable within one year thereafter may be exercised within three months after such retirement, but not later than the termination date of the option or in the case of a Limited Right not later than the expiration date of such Right, and (b) any option or any SAR not in tandem with an option to the extent (in either case) then exercisable or exercisable within one year thereafter may, if it so provides, be exercised within three years after such retirement, but not later than the termination date of the option or SAR, unless after such retirement the Committee or the Board determines, in its discretion, that such option or SAR may be exercised within a period of greater duration (not greater than five years after such retirement, and in no event later than the termination date of the option or SAR) or unless within 45 days after such retirement the Committee or the Board determines, in its discretion, that such option or SAR may be exercised only within a period of shorter duration (not less than three months following notice of such determination to the optionee or holder) to be specified by the Committee or the Board, as the case may be.

     SECTION 3. Any question as to whether and when there has been a retirement under the Company's Retirement Plan or a retirement with the consent of the Company outside the Company's Retirement Plan or whether or when a Termination of Employment has occurred for any other reason shall be determined by the Committee or the Board, and any such reasonable determination shall be final.

     SECTION 4. Should an optionee die before such optionee's Termination of Employment, all the optionee's options shall be terminated, except that any option to the extent exercisable by the optionee at the time of such death, together with the unmatured installment (if any) of such option which at that time is next scheduled to become exercisable, may be exercised within one year after the date of such death, but not later than the termination date of the option, by the optionee's estate or by the person designated in the optionee's last will and testament. Notwithstanding the foregoing, no Stock Appreciation Right or

Limited Right shall be exercisable after the death of a holder thereof, except that an SAR granted not in tandem with an option may be exercised to the extent set forth in the preceding sentence.

     SECTION 5. Should an optionee die after such optionee's Termination of Employment, all of the optionee's options shall be terminated, except that any option to the extent exercisable by the optionee at the time of such death may be exercised within one year after the date of such death, but not later than the termination date of the option, by the optionee's estate or by the person designated in the optionee's last will and testament. Notwithstanding the foregoing, no Stock Appreciation Right or Limited Right shall be exercisable after the death of a holder thereof, except that an SAR granted not in tandem with an option may be exercised to the extent set forth in the preceding sentence.


                            ARTICLE X

                            AMENDMENTS

     SECTION 1. The Board may at any time terminate or from time to time amend, modify or suspend this Plan; provided, however, that no such amendment or modification without the approval of the stockholders shall:

          (a)    increase  the   maximum  number  (determined  as
     provided in this Plan) of shares of Common Stock which may be subject to options and SARs granted under this Plan;

          (b) permit the granting of any option or SAR under this Plan at a purchase price less than 100% of the Fair
     Market Value of the Common Stock at the time such option is granted;

          (c) permit the exercise of an option or SAR unless the full purchase price of the shares as to which the option is exercised is paid at the time of exercise; or

          (d) extend beyond April 18, 1992, the period during which options or SARs may be granted.

     SECTION 2. The Committee and the Board shall have the authority, with the consent of the option holder, to amend or modify any outstanding options or SARs previously granted hereunder in a manner not inconsistent with the provisions relating to options granted after April 20, 1987 contained in this Plan.

                            ARTICLE XI

                           DEFINITIONS

For the purposes of this Plan, the following terms shall have the meanings indicated:

          Applicable Rate: The rate, expressed as a percentage, determined according to the following formula

                        x divided by (1-x)

     in which x equals the maximum federal income tax rate applicable to individuals in effect on the applicable Income
     Recognition Date; provided, the Applicable Rate shall never exceed 100%.

          Change in Control: A Change in Control shall be deemed to have occurred if either (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially more than 20% of the Common Stock outstanding (exclusive of shares held in the Company's treasury or by the Company's Subsidiaries) pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (b) there shall be a change in the composition of the Board at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a "Transaction"), so that (i) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the Board of Directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such Transaction, or (ii) the number of persons who shall thereafter be directors of such corporation shall be fewer than two-thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses (a) and (b).

          Disinterested  Persons:    Such  term  shall  have  the
     meaning ascribed thereto in Rule 16b-3(d)(3) under the Securities Exchange Act of 1934 as such rule, or any successor thereto, may be amended from time to time.

          Election Period: The period beginning on the third business day following a date on which the Company releases for publication its quarterly or annual summary statements of sales and earnings, and ending on the twelfth business day following such date.

          Employee: Such term shall include any officer of the Company or a Subsidiary whether or not employed by such entity, any employee of the Company or a Subsidiary, and any director who is also an employee of the Company or a Subsidiary. Such term shall also include an employee on approved leave of absence provided such employee's right to continue employment with the Company or a Subsidiary upon expiration of such employee's leave of absence is guaranteed either by statute or by contract with or by a policy of the Company or a Subsidiary.

          Fair Market Value: The average of the high and low quoted sale prices of a share of Common Stock or a Subsidiary Equity Security on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the Composite Tape for the New York Stock Exchange-Listed Stocks or, if on such date the Common Stock or Subsidiary Equity Security is not quoted on such Composite Tape, on the New York Stock Exchange.

          Income Recognition Date: With respect to any share of Common Stock purchased upon the exercise of an option or any Subsidiary Equity Security distributed in connection therewith, the later of (a) the date of such exercise, or
     (b) the date on which the rights of the holder of such option in such security become transferable and not subject to a substantial risk of forfeiture (within the meaning of
     Section 83 of the Code); provided, however, that if such holder shall make an election pursuant to Section 83(b) of the Code with respect to such security the Income Recognition Date with respect thereto shall be the date of the option exercise.

          Offer: Any tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, as a result of which any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially more than 40% of the Common Stock outstanding (exclusive of shares held in the Company's treasury or by the Company's Subsidiaries).

          Offer Price: The highest price per share of Common Stock paid in any Offer which is in effect at any time beginning on the ninetieth day prior to the date on which a Limited Right is exercised. Any securities or property which are part or all of the consideration paid for shares of Common Stock in the Offer shall be valued in determining the Offer Price at the higher of (a) the valuation placed on such securities or property by the person or persons making such Offer, or (b) the valuation, if any, placed on such securities or property by the Committee or the Board.

          Option Gain: The sum of (a) the difference between (i) the Fair Market Value of the shares of Common Stock covered by the exercise of an option granted under the Plan and (ii) the purchase price of such shares under such option plus (b) the Fair Market Value of any Subsidiary Equity Securities including fractions thereof distributed or paid in the form of cash pursuant to Section 7 of Article VI hereof, as such fair market values are determined in each case on (x) the Income Recognition Date with respect to each such security or (y) the date of such exercise, whichever is less.

          Related Entities: The Company, any subsidiary of the Company, Freeport-McMoRan Copper & Gold Inc., any subsidiary of Freeport-McMoRan Copper & Gold Inc., McMoRan Oil & Gas Co., any subsidiary of McMoRan Oil & Gas Co., and any law firm rendering services to any of the foregoing entities provided such law firm consists of at least two or more members or associates who are or were officers of the Company or any subsidiary of the Company.

          Stock Appreciation Gain: The sum of (a) the difference between (i) the Fair Market Value of the shares of Common Stock covered by the exercise of a Stock Appreciation Right granted under the Plan and (ii) the purchase price of such shares under the option relating to such Stock Appreciation Right plus (b) the Fair Market Value of any Subsidiary Equity Securities including fractions thereof that would have been distributed or paid in the form of cash pursuant to Section 7 of Article VI hereof had there been an option exercise, as of the effective date of such Stock Appreciation Right exercise, of the number of shares of Company Common Stock covered by such Stock Appreciation Right exercise, as such fair market values are determined in each case on the date of such exercise.

          Stock Appreciation Right or SAR: A right granted under the Plan pursuant to Section 5 of Article VI.

          Subsidiary: Any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company and any other entity of which equity securities or interests representing at least 50% of the ordinary voting power or 50% of the total value of all classes of equity securities or interests of such entity are owned, directly or indirectly, by the Company.

          Subsidiary Equity Security: Any security or interest in the nature of an equity security or interest, according to generally accepted accounting principles, of a Subsidiary or a former Subsidiary or any security or interest representing such a security or interest; including specifically, but without limiting the generality of the foregoing, shares of common stock of Freeport-McMoRan Gold Company, Freeport-McMoRan Copper & Gold Inc., Freeport-McMoRan Oil & Gas Company, and McMoRan Oil & Gas Co. and depositary units of Freeport-McMoRan Energy Partners, Ltd. and Freeport-McMoRan Resource Partners, Limited Partnership.

          Termination  of  Employment:    The  cessation  of  the
     rendering of services, whether or not as an employee, to any and all of the Related Entities.